                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report, dated May 17, 2002, on the financial statements of the Tower Financial 401(k) Plan which is included in this Annual Report on Form 11-K for the year ended December 31, 2001, and incorporated by reference in Tower Financial Corporation's Registration Statement on Form S-8.



                                           /s/ Crowe, Chizek and Company LLP

Fort Wayne, Indiana
June 25, 2002














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